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EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANT

    I consent to the inclusion in this Registration Statement on Form S1 of my report dated March 20, 1997 and June 30, 1999, on my audit of Amitek Corporation's financial statements for the year ended December 31, 1996. I also consent to the reference to my name under the section entitled "Experts".

                                          /s/ LAWRENCE N. LEGG
                                          --------------------------------------
                                          Lawrence N. Legg, CPA, PA

August 13, 1999